iShares
®
iShares, Inc.
Supplement dated December 30, 2020 (the “Supplement”)
to the Summary Prospectus, Prospectus and Statement of Additional
Information (the “SAI”), each dated December 30, 2020 for the
iShares MSCI Frontier 100 ETF (FM) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
The following changes will take effect for the Fund on or around March 1, 2021:

	Fund Name	Underlying Index	Investment Objective

Current	iShares MSCI Frontier 100 ETF	MSCI Frontier Markets 100 Index	The iShares MSCI Frontier 100 ETF seeks to track the investment results of an index composed of frontier market equities.

New	iShares MSCI Frontier and Select EM ETF	MSCI Frontier and Emerging Markets Select Index	The iShares MSCI Frontier and Select EM ETF seeks to track the investment results of an index composed primarily of frontier market equities along with select emerging market equities.
Change in the Fund’s “Principal Investment Strategies”
The first three paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” shall be deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the MSCI Frontier and Emerging Markets Select Index (the “Underlying Index”), which is designed to measure equity market performance of frontier markets along with select emerging markets. Countries that comprise the Underlying Index are selected from countries in the MSCI Frontier Markets Investable Market Index (IMI) and the MSCI Emerging Markets

IMI, which together make up the Fund’s “Parent Index”. The Underlying Index aims to reflect the performance of frontier markets and the lower size spectrum of emerging markets (i.e., emerging market countries with smaller relative total stock market capitalizations than those of the full spectrum of emerging market countries), while putting a stronger emphasis on tradability and investability of the constituents compared to the Parent Index.
Frontier markets are those markets that are considered by MSCI to be among the smallest, least mature and least liquid. Additionally, the emerging markets included in the Underlying Index are those markets selected from the lower size spectrum of emerging markets. As of December 22, 2020, the Underlying Index consisted of securities in the following frontier markets: Bahrain, Bangladesh, Jordan, Kazakhstan, Kenya, Kuwait, Mauritius, Morocco, Nigeria, Oman, Romania, Sri Lanka and Vietnam. At the first quarterly rebalance in 2021, securities in the following emerging market countries are eligible for inclusion in the Underlying Index: Pakistan, Philippines, Peru, Colombia, Argentina and Egypt.
The Underlying Index transitions from the former underlying index’s country exposures to the target construction in approximately 5% increments at each of the quarterly rebalances during 2021. The Underlying Index also maintains a freeze on the allocations to Nigeria and Bangladesh at their respective weights in the former underlying index as of November 18, 2020.
MSCI first identifies countries within the MSCI Frontier Markets IMI and the MSCI Emerging Markets IMI. Then a separate universe of eligible securities is independently derived within each of the (1) MSCI Frontier Markets IMI and (2) MSCI Emerging Markets IMI.
To avoid excessive country concentration, the Underlying Index limits the maximum cumulative weight of the two largest frontier market countries to 40% and limits the weight of any individual emerging market country to 5%.
The target cumulative free float-adjusted market capitalization weights of 80% and 20%, respectively, are assigned to frontier market and emerging market constituents in the Underlying Index. A capping methodology is applied that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 25% of the Underlying Index weight. MSCI uses the concept of “group entities” for the concentration limits of the capping methodologies in the Underlying Index. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information.

The Underlying Index includes large-,
mid-
and small-capitalization companies and may change over time. As of December 22, 2020, a significant portion of the Underlying Index is represented by securities of companies in the financials and communication services industries or sectors. The components of the Underlying Index are likely to change over time.
Change in the Fund’s Principal Risks
The following shall be added to the section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks”:
Risk of Investing in Emerging Markets
. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
The following shall be added to the section of the Prospectus entitled “A Further Discussion of Principal Risks”:
Risk of Investing in Emerging Markets.
Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled “MSCI Frontier Markets 100 Index” on pages
52-53
of the SAI shall be deleted in its entirety and replaced with the following:
MSCI Frontier and Emerging Markets Select Index
Number of Components: approximately 120
Index Description.
The MSCI Frontier and Emerging Markets Select Index is designed to measure equity market performance of frontier markets and the lower size spectrum (i.e., emerging market countries with smaller relative total stock market capitalizations than those of the full spectrum of emerging market countries) of select emerging markets while putting stronger emphasis on tradability and investability compared to the MSCI Frontier Markets IMI and MSCI Emerging Markets IMI, which together make up the Fund’s parent index.
MSCI first identifies the eligible universe of securities that meet certain size, liquidity and foreign accessibility criteria within the MSCI Frontier Markets IMI and the MSCI Emerging Markets IMI. Then a separate universe of eligible securities is independently derived within each of (1) the MSCI Frontier Markets IMI (the “FM Eligible Universe”) and (2) the MSCI Emerging Markets IMI (the “EM Eligible Universe”).
The FM Minimum Free Float-Adjusted Market Capitalization Requirement is derived by sorting the frontier market securities in the parent index in descending order by free float-adjusted market capitalization, and the cumulative coverage thereof is calculated at each security. FM Minimum Free Float-Adjusted Market Capitalization Requirement is defined when the cumulative free float-adjusted market capitalization coverage of 90% of the frontier market securities in the parent index is achieved.
Next, those securities in the FM Eligible Universe that have a free float-adjusted market capitalization above or equal to the FM Minimum Free Float-Adjusted Market Capitalization Requirement are counted. Then, if the resulting number is:

•	60 or above: all the securities counted are included in the MSCI Frontier and Emerging Markets Select Index.

•
Below 60: the securities in the FM Eligible Universe are ranked by decreasing free float-adjusted market capitalization and the top 60 securities are selected for inclusion in the MSCI Frontier and Emerging Markets Select Index, even if the smallest securities fail the FM Minimum Free Float-Adjusted Market Capitalization Requirement.

The index then targets
one-third
(by count) of the securities selected from the frontier market countries as the number of securities to be included from the eligible emerging market countries (the “EM target count”).
Next, the securities in the EM Eligible Universe are ranked by decreasing free float-adjusted market capitalization and selected in order until the EM target count is achieved. Free float-adjusted market capitalization is calculated by taking the security’s price and multiplying it by the number of shares readily available for international investors, rather than the total number of shares outstanding.
The Underlying Index transitions from the former underlying index’s country exposures to the target construction in approximately 5% increments at each of the quarterly rebalances during 2021. The Underlying Index also maintains a freeze on the allocations to Nigeria and Bangladesh at their respective weights in the former underlying index as of November 18, 2020. The target cumulative free float-adjusted market capitalization weights of 80% and 20% are assigned to frontier market and emerging market constituents respectively in the index. To avoid excessive country concentration, the Underlying Index limits the maximum cumulative weight of the two largest frontier market countries to 40% and limits the weight of any individual emerging market country to 5%. The Underlying Index is subject to the same capping methodology that applies to the other MSCI 25/50 Indexes, as described in the “MSCI 25/50 Indexes” section of this SAI, except that all group entities with a weight above 5% do not cumulatively exceed 25% of the index weight, rather than 50%. The reweighting resulting from group entity capping would take priority over any other methodological requirement such as the country capping (e.g. the 40% cap to the cumulative weight of the two largest countries).
Calculation Methodology.
The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident
institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.

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®
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